Exhibit 10.3

KORTH    NOTE    FOR  PURPOSES  OF  SECTIONS  1272,  1273  AND  1275  OF  THE  INTERNAL  REVENUE  CODE  OF  1986,  AS  AMENDED,  THIS  NOTE  IS  BEING  ISSUED  WITH  ORIGINAL  ISSUE DISCOUNT  BECAUSE  PAYMENTS  ON  THE  NOTE  ARE  DEPENDENT  ON  PAYMENTS ON  THE  CORRESPONDING  LOAN.  THE  ISSUE  PRICE  OF  THE  NOTE  IS  THE  STATED PRINCIPAL  AMOUNT  OF  THIS  NOTE,  AND  THE  ISSUE  DATE  IS  THE  ORIGINAL  ISSUE DATE.  UPON  REQUEST,  THE  COMPANY  WILL  PROMPTLY  MAKE  AVAILABLE  TO THE  HOLDER  THE  AMOUNT  OF  OID  AND  YIELD  TO  MATURITY  OF  THIS  NOTE.  A HOLDER  SHOULD  CONTACT  J.  W.  KORTH  AT  800  454  1628  FOR  ANY  TRANSFER,  PLEDGE  OR  OTHER  USE  OF  THIS  NOTE  FOR  VALUE  OR  OTHERWISE  BY  OR  TO  ANY PERSON  IS  WRONGFUL  UNLESS  (1)  SUCH  TRANSFER  IS  EFFECTED  ON  A  TRADING SYSTEM  THAT  IS  RECOGNIZED  BY  THE  COMPANY,  AND  (2)  THIS  NOTE  HAS  BEEN PRESENTED  BY  THE  REGISTERED  HOLDER  (AS  DEFINED  BELOW)  TO  THE  COMPANY  OR  ITS  AGENT  FOR  REGISTRATION  OF  TRANSFER.   MORTGAGE  SECURED  NOTE  SERIES  NO.  KDM2018-N001PP  "Little  River"  KORTH  DIRECT  MORTGAGE  LLC    No.  001 CUSIP None HOLDER:  Korth  Family  Foundation  CORRESPONDING  LOAN:  KDM2018-L001  STATED  PRINCIPAL  AMOUNT  OF  THIS  NOTE:  U.S.  $  $1,850,000 AGGREGATE  PRINCIPAL  AMOUNT  OF  THIS  SERIES  OF  NOTES: U.S. $1,850,000  INTEREST  RATE:  6.50%  SERVICE  CHARGE:  0%  OF  ALL  LOAN  NET  INTEREST  PAYMENTS. ORIGINAL  ISSUE  DATE:  March  13,  2018  MATURITY  DATE:  April  1,  2023   EXTENSION  OF  MATURITY  DATE:  Each  Note  will  mature  on  the  Initial  Maturity  Date, unless  the  maturity  of  the  Note  is  extended  to  the  Final  Maturity  Date  subject  to  conditions described  below.  In  no  event  will  the  maturity  of  the  Notes  be  extended  beyond  the  Final Maturity  Date.   PAYMENT  DATES:  Subject  to  the  limitations  on  payment  described  below,  the  Company  will make  payments  of  principal  and  interest  on  or  before  the  fourth  Business  Day  following  receipt of  any  Loan  Net  Payments  by  the  Company  in  accordance  with  the  payment  schedule  for  this  Note,  which  is  available  on  the  Holder's  account  page  at  www.lendingclub.com,  subject  to  prepayment  at  any  time  without  penalty.  Korth  Direct  Mortgage  LLC,  a  corporation  duly  organized  and  existing  under  the  laws  of  the  Florida  (herein  called  the  "Company"),  for  value  received,  hereby  promises  to  pay  to  the  person  identified  as  the  "Holder"  above  (the  "Holder"),  principal  and  interest  on  this  Note  in  U.S.  dollars  in  an  amount  equal  to  the  Holder's  equal  and  ratable  share  of  the  Loan  Net  Payments  on  each  Payment  Date  (in  accordance  with  the  payment  schedule  for  this  Note),  which  is  available  on  www.KDMinvestor.com  and  subject  to  prepayment)  until  the  Maturity  Date  or  such  later  date  if  Loan  Payments  are  collected  after  a  default  on  the  Loan  by  the  borrower.  For the  avoidance  of  doubt,  (1)  no  payments  of  principal  and  interest  on  this  Note  shall  be  payable unless  the  Company  has  received  Loan  Payments,  and  then  only  to  the  extent  of  Loan  Net  Payments  in  respect  of  those  Loan  Payments  related  to  the  Corresponding  Loan  identified  above  that  have  been  received  by  the  Company,  and  (2)  no  Holder  of  the  Note  shall  have  any recourse  against  the  Company  unless,  and  then  only  to  the  extent  that,  the  Company  has  failed  to pay  such  Holder  the  Loan  Net  Payments  or  otherwise  breached  a  covenant  in  the  Indenture  described  below  that  is  applicable  to  the  series  of  Notes  of  which  this  Note  forms  a  part.  Subject to  certain  exceptions  provided  in  the  Indenture  referred  to  below,  the  principal  and  interest  payable  on  any  Payment  Date  will  be  paid  to  the  person  in  whose  name  this  Note  is  registered  at the  close  of  business  on  the  Record  Date  next  preceding  such  Payment  Date  or  maturity  date.   "Record  Date"  shall  mean  the  second  Business  Day  immediately  preceding  each  Interest Payment  Date.  "Business  Day"  shall  mean  each  Monday,  Tuesday,  Wednesday,  Thursday  and  Friday  that is  not  a  day  on  which  the  Automated  Clearing  House  system  operated  by  the  U.S.  Federal  Reserve  Bank  (the  "ACH  System")  is  closed  and  (2)  not  a  day  on  which  banking  institutions  are authorized  or  obligated  by  law  or  executive  order  to  close  in  San  Francisco,  California  or  New York,  New  York.  If,  on  the  Maturity  Date,  any  principal  or  interest  payments  in  respect  of  the  Corresponding Loan  remain  due  and  payable  to  the  Company,  the  maturity  date  of  this  Note  will  be  extended  to the  date  we  receive  final  payment  on  the  Corresponding  Loan  identified  above.  If,  on  the  Maturity  Date,  no  principal  or  interest  payments  in  respect  of  the  Corresponding Loan  remain  due  and  payable  to  the  Company,  the  Note  will  mature  on  the  Maturity  Date  and  no Consumer  Loan  Net  Payments  that  the  Company  receives  in  respect  of  the  Corresponding  Consumer  Loan  after  such  Initial  Maturity  Date  shall  be  required  to  be  paid  to  the  Holder  of  the Note.  All  payments  of  principal  and  interest  on  this  Note  due  to  the  Holder  hereof  shall  be  made in  U.S.  dollars,  in  immediately  available  funds,  by  intra-institution  book  entry  transfer  to  the Holder's  designated  sub-account  in  the  trust  account  maintained  by  the  Company  at  JP  Morgan Chase,  or  such  alternate  account  of  the  Holder  designated  by  the  Trustee  in  accordance  with  the Indenture.   All  U.S.  dollar  amounts  used  in  or  resulting  from  the  calculation  of  amounts  due  in respect  of  this  Note  shall  be  rounded  to  the  nearest  cent  (with  one-half  cent  being  rounded upward).     2

 If  an  Event  of  Default  described  in  Section  5.1(3)  or  (4)  of  the  Indenture  occurs  and  is  continuing,  the  unpaid  stated  principal  amount  hereof  will  become  and  be  immediately  due  and payable  in  the  manner,  with  the  effect  and  subject  to  the  conditions  provided  in  the  Indenture.   The  Indenture  contains  provisions  permitting  the  Company  and  the  Trustee,  with  the  consent of  the  holders  of  not  less  than  a  majority  in  aggregate  principal  amount  of  each  series  of  Notes affected  thereby,  at  the  time  Outstanding,  evidenced  as  provided  in  the  Indenture,  to  execute supplemental  indentures  adding  any  provisions  to  or  changing  in  any  manner  or  eliminating  any of  the  provisions  of  the  Indenture  or  of  any  indenture  supplemental  thereto  or  modifying  in  any  manner  the  rights  of  the  holders  of  this  Note;  provided,  however,  that  no  such supplemental  indenture  shall  (1)  change  the  Stated  Maturity  of  the  principal  of,  or  any  installment  of  principal  or  interest  on,  any  Note,  or  reduce  the  principal  amount  thereof  or  the rate  of  interest  thereon  that  would  be  due  and  payable  upon  a  declaration  of  acceleration  of  maturity  thereof  or  change  the  place  of  payment  where,  or  change  the  coin  or  currency  in  which, any  installment  of  principal  and  interest  on  any  such  Note  is  payable  or  impair  the  right  to  institute  suit  for  the  enforcement  of  any  such  payment  on  or  after  the  Stated  Maturity  thereof,  (2)  reduce  the  percentage  in  principal  amount  of  the  Outstanding  Notes,  the  consent  of  whose  Holders  is  required  for  any  such  amendment  or  supplemental  indenture,  or  the  consent  of  whose Holders  is  required  for  any  waiver  (of  compliance  with  certain  provisions  of  the  Indenture  or certain  defaults  thereunder  and  their  consequences)  with  respect  to  the  Notes,  or  (3)  modify  any of  the  provisions  of  Section  8.2,  Section  5.4  (clauses  (1)  and  (2))  or  Section  5.7  of  the  Indenture, except  to  increase  the  percentage  of  Outstanding  Notes  required  for  such  actions  to  provide  that certain  other  provisions  of  the  Indenture  cannot  be  modified  or  waived  without  the  consent  of  the Holder  of  each  Outstanding  Note  affected  thereby.  The  Indenture  also  contains  provisions  permitting  the  holders  of  a  majority  in  aggregate  principal  amount  of  the  Notes  of  all  affected series  at  the  time  outstanding,  on  behalf  of  the  holders  of  all  the  Notes  of  such  series,  to  waive, insofar  as  those  series  are  concerned,  compliance  by  the  Company  with  certain  provisions  of  the Indenture  and  certain  past  defaults  under  the  Indenture  and  their  consequences.  Any  such  consent by  the  Holder  of  this  Note  (unless  revoked  as  provided  in  the  Indenture)  shall  be  conclusive  and binding  upon  such  Holder  and  upon  all  future  holders  and  owners  of  this  Note  and  any  Notes which  may  be  issued  upon  the  registration  of  transfer  hereof  or,  irrespective  of  whether  or  not any  notation  thereof  is  made  upon  this  Note  or  other  such  Notes.  This  Note  is  not  entitled  to  any  sinking  fund.  This  Note  is  not  redeemable  at  the  option  of  the Holder.  The  Notes  are  in  registered  form  without  coupons  in  denominations  of  $1000  and  integral multiples  of  $1000  in  excess  thereof.  Upon  due  presentment  for  registration  of  transfer  of  this Note  at  the  office  or  agency  of  the  Company  in  Miami,  Florida  a  new  Note  or  Notes  in  authorized  denominations  in  Dollars  for  an  equal  aggregate  principal  amount  and  like  interest rate  and  maturity  will  be  issued  to  the  transferee  in  exchange  therefor,  subject  to  the  limitations provided  in  the  Indenture,  without  charge  except  for  (1)  any  stamp  tax  or  other  governmental charge  imposed  in  connection  therewith.  The  Company,  the  Trustee,  and  any  paying  agent  may  deem  and  treat  the  registered  Holder hereof  as  the  absolute  owner  of  this  Note  at  the  Holder's  address  as  it  appears  on  the  register books  of  the  Company  as  kept  by  the  Company  or  duly  authorized  agent  of  the  Company  (whether  or  not  this  Note  shall  be  overdue),  for  the  purpose  of  receiving  payment  of  or  on account  hereof  and  for  all  other  purposes,  and  neither  the  Company  nor  the  Trustee  nor  any paying  agent  shall  be  affected  by  any  notice  to  the  contrary.  All  payments  made  to  or  upon  the   3

order of such registered Holder shall, to the extent of the sum or sums paid, effectively satisfy and discharge liability for moneys payable on this Note.

No recourse under or upon any obligation, covenant or agreement contained in the Indenture or any indenture supplemental thereto or in any Note, or because of any indebtedness evidenced thereby, shall be had against any incorporator, or against any past, present or future shareholder, officer or director, as such, of the Company, either directly or through the Company, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or penalty or otherwise, all such personal liability of every such incorporator, shareholder, officer and director, as such, being expressly waived and released by the acceptance hereof and as a condition of and as part of the consideration for the issuance of this Note.

Unless otherwise defined herein, terms used herein which are defined in the Indenture shall have the respective meanings assigned thereto in the Indenture. To the extent that provisions contained in this Note are inconsistent with the provisions set forth in the Indenture, the provisions contained herein will apply.

This Note shall be governed by and construed in accordance with the laws of the State of New York without regard to any principle of conflict of laws that would require or permit the application of the laws of any other jurisdiction.

This Note shall not be valid or become obligatory for any purpose until the Certificate of Authentication hereon shall have been signed by an authorized officer of the Company or its duly authorized agent under the Indenture referred to above.

IN WITNESS WHEREOF, KORTH DIRECT MORTGAGE has caused this instrument to be signed by its duly authorized officers.

Dated: 3-13-2018

KORTH DIRECT MORTGAGE LLC

By: [signature]

Name: JAMES W KORTH

Title: CEO

CERTIFICATE OF AUTHENTICATION

Dated: 3-13-2018

This is one of the Notes of the series of Notes designated therein referred to in the within-mentioned Indenture.

KORTH DIRECT MORTGAGE LLC,
as Authenticating Agent

By: [signature]

Name: JAMES W KORTH

Title: CEO

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